The Brink’s Company
First-Quarter 2014 Earnings
Conference Call
 NYSE:BCO
 April 24, 2014

Exhibit 99.2

Forward-Looking Statements
These materials contain forward-looking statements. Actual
results could differ materially from projected or estimated
results. Information regarding factors that could cause such differences is available in today's release and in The Brink’s
Company’s most recent SEC filings.

Information discussed today is representative as of today only and Brink's assumes no obligation to update any forward-looking statements. These materials are copyrighted and may not be
used without written permission from Brink's.

The Brink’s Company
Ed Cunningham
Director - Investor Relations

First-Quarter Highlights
Non-GAAP
• $.43 vs $.38
• Segment margin 7.0% vs 5.4%
• Organic revenue growth 11%
GAAP
• $(1.19) vs $.06
• $(1.51) asset write-down
• March 24, 2014 Venezuela currency devaluation
• 2013 Belgium theft loss ($0.24)
Note: See reconciliation to GAAP results in Appendix

The Brink’s Company
Tom Schievelbein
Chairman, President and
Chief Executive Officer

CEO Overview
 • EPS $.43 vs $.38
 • Reduced 2014 guidance due to
 devaluation
 • Segment margin 6.5%, revenue
 ~$3.7B
First Quarter 2014 Revenue
($992 million)

Note: EPS and revenue include(s) Venezuela at 6.3 exchange rate through March 23.
Note: See reconciliation to GAAP results in Appendix

Segment Profit Overview
($ millions)

Note: See reconciliation to GAAP results in Appendix

Latin America
 2014 Outlook:
 •Organic revenue growth 21%-23%
•  7% - 9% margin
 •No contribution from Venezuela (Q2
 through Q4)
 •Mexico profits down slightly
 • 10% margin by end of 2016
 •Brazil, Argentina growth

North America
 2014 Outlook:
 • Revenue flat
 • 2.5% - 3.5% margin
 • Reduce labor and SG&A
 • Increase performing branches
 • Improve revenue mix

North America Margin Rate Outlook (Excluding Global Payments)

 • Increase “performing branches” in U.S.
 • Aggressive cost reductions
 • Productivity initiatives
 • Change U.S. revenue mix

U.S. - Performing Branches
Goal

U.S. Cost Actions
2013 Actions
•Overtime Pay Change
•SG&A Headcount Reduction
•IT Infrastructure Consolidation
In-Process
•Route Logistics
•Field Force Automation
•Centralized Billing
•CompuSafe® Service Focus
•Overtime Management
Expected to improve 2014 profit
Primary impact expected in 2015

EMEA
 2014 outlook
 • Revenue flat
 • 6% - 8% margin
 • Focus on cost, productivity &
 solutions
 • Brink’s integrated managed
 services

Asia Pacific
 2014 outlook
 • Revenue up 5% - 7%
 • 9.5% - 11.5% margin
• Growth driven by Global Services
 • Diamond & Jewelry strong
 • Continued investment in Gold
 storage

Global Cost Strategy
• Global Procurement
 • Vehicles, Travel
 Management, IT Hardware,
 Indirect
• Organizational Consolidation
 • IT, Shared Services
• Organizational Structure
 • Reviewing management
 span of control & layers
• U.S. Productivity Actions
$3.8
($ billions)
2013 Costs
Non-Labor
Labor

Growth Strategy
• Latin America
• Global Services
• Integrated Managed Services / ATMs
• Global Payments
• Exploring Home Security

The Brink’s Company
Joe Dziedzic
Vice President and Chief
Financial Officer
Review and Outlook

Venezuela Devaluation
Accounting Treatment
Prior to SICAD II exchange mechanism
•  Reporting rate dependent on exchange rate
    received and ability to consistently exchange currency
•  If no or limited conversion, use official rate of 6.3
Post SICAD II exchange mechanism
•  Exchange rate dependent on which exchange
    mechanism is legally available to company
•  Use legally available exchange mechanism rate that
    reflects the economics of the business activity
    (whether or not actual conversion occurs)
Why the Rate Changed
•   Since May 2010, Brink’s has had very limited
     access to currency markets in Venezuela
•   On March 24, 2014 the SICAD II exchange
     mechanism opened
•   In early April 2014 Brink’s successfully
     converted Bolivars to USD on SICAD II
     exchange mechanism

Hypothetical 2013 results at 50 Bolivars per USD (SICAD II rate)
	Non-GAAP Basis	Adjust Venezuela to 50 Bolivars to the U.S. Dollar	Adjusted Non-GAAP Basis
Revenue	$3,942	($392)	$3,551
Total Operating Profit	241	(75)	166
Income from Continuing Operations	116	(40)	76
EPS	$2.37	($0.82)	$1.55
($ millions, except EPS)

Full Year 2013
Note: See reconciliation on page 37

1Q14 Non-GAAP Results
($ millions, except EPS)
Note: See reconciliation to GAAP results in Appendix
Revenue
Segment Operating
Profit
EPS

Note: See reconciliation to GAAP results in Appendix

Non-GAAP EPS: 1Q13 Versus 1Q14

Non-GAAP Cash Flow, Capital Investment and Net Debt
($ millions)
Capital
Expenditures and
Capital Leases(b)
Non-GAAP
CFOA(a) (b)
Net Debt (a)

Capex Spend
Reinvestment
Ratio
($ millions, except ratio)

Legacy Liabilities - Underfunding - At December 31, 2013
($ millions)

Cash Payments to Primary U.S. Pension and UMWA
• Actions in 2013 enable tax efficient use of foreign earnings in an amount that is expected to be sufficient to fund U.S. pension payments and certain other cash flow needs.
• Plan to fund future pension obligations with cash
• Cash payments to UMWA expected to resume in 2033
Payments to Primary U.S. Pension
Payments to UMWA

Note: As of December 31, 2013

Growth Strategy
• Latin America
• Global Services
• Integrated Managed Services / ATMs
• Global Payments
• Exploring Home Security

The Brink’s Company
First-Quarter 2014 Earnings
Conference Call
 NYSE:BCO
 April 24, 2014

Exhibit 99.1

Appendix
 Non-GAAP Reconciliations

GAAP Results as Reported

Amounts may not add due to rounding. See page 32 for notes.
	2013					2014
	1Q	2Q	3Q	4Q	Full Year	1Q

	GAAP Basis
Revenues:
Latin America	$412.9	413.6	423.8	470.4	1,720.7	438.4
EMEA	277.8	293.4	301.2	305.9	1,178.3	298.0
North America	223.2	226.3	222.5	226.4	898.4	220.1
Asia Pacific	36.6	36.6	34.9	36.7	144.8	35.1
Revenues	$950.5	969.9	982.4	1,039.4	3,942.2	991.6

Operating profit:
Latin America	$23.4	24.4	42.8	59.3	149.9	(74.8)
EMEA	8.6	18.7	32.1	22.1	81.5	14.8
North America	(2.0)	6.3	0.2	0.2	4.7	1.1
Asia Pacific	4.3	5.0	4.8	2.6	16.7	4.4
Segment operating profit (loss)	34.3	54.4	79.9	84.2	252.8	(54.5)
Non-segment	(17.0)	(21.6)	(20.7)	(21.8)	(81.1)	(18.0)
Operating profit (loss)	$17.3	32.8	59.2	62.4	171.7	(72.5)

Amounts attributable to Brink’s:
Income from continuing operations	$2.9	13.2	29.8	26.0	71.9	(58.4)
Diluted EPS - continuing operations	0.06	0.27	0.61	0.53	1.47	(1.19)

Non-GAAP Results as Reported

Amounts may not add due to rounding. See page 32 for notes.
	2013					2014
	1Q	2Q	3Q	4Q	Full Year	1Q
	Non-GAAP Basis
Revenues:
Latin America	$412.9	413.6	423.8	470.4	1,720.7	438.4
EMEA	277.8	293.4	301.2	305.9	1,178.3	298.0
North America	223.2	226.3	222.5	226.4	898.4	220.1
Asia Pacific	36.6	36.6	34.9	36.7	144.8	35.1
Revenues	$950.5	969.9	982.4	1,039.4	3,942.2	991.6

Operating profit:
Latin America	$37.1	24.9	43.6	62.4	168.0	48.0
EMEA	8.6	18.7	32.1	22.1	81.5	14.8
North America	0.9	9.2	3.1	3.1	16.3	2.3
Asia Pacific	4.3	5.0	4.8	3.5	17.6	4.4
Segment operating profit	50.9	57.8	83.6	91.1	283.4	69.5
Non-segment	(7.6)	(11.4)	(11.3)	(12.3)	(42.6)	(13.2)
Operating profit	$43.3	46.4	72.3	78.8	240.8	56.3

Amounts attributable to Brink’s:
Income from continuing operations	$18.7	22.8	35.4	39.0	115.9	21.2
Diluted EPS - continuing operations	0.38	0.47	0.72	0.79	2.37	0.43

Hypothetical Non-GAAP Results Adjusted for Venezuela Results at 50 Bolivars per USD

Amounts may not add due to rounding. See page 32 for notes.
	2013					2014
	1Q	2Q	3Q	4Q	Full Year	1Q

	Non-GAAP Results Adjusted for Venezuelan Results at 50 Bolivars per U.S. Dollar
Revenues:
Latin America	$328.4	329.7	323.7	347.4	1,329.2	325.3
EMEA	277.8	293.4	301.2	305.9	1,178.3	298.0
North America	223.2	226.3	222.5	226.4	898.4	220.1
Asia Pacific	36.6	36.6	34.9	36.7	144.8	35.1
Revenues	$866.0	886.0	882.3	916.4	3,550.7	878.5

Operating profit:
Latin America	$17.6	14.8	21.7	39.1	93.2	18.2
EMEA	8.6	18.7	32.1	22.1	81.5	14.8
North America	0.9	9.2	3.1	3.1	16.3	2.3
Asia Pacific	4.3	5.0	4.8	3.5	17.6	4.4
Segment operating profit	31.4	47.7	61.7	67.8	208.6	39.7
Non-segment	(7.6)	(11.4)	(11.3)	(12.3)	(42.6)	(13.2)
Operating profit	$23.8	36.3	50.4	55.5	166.0	26.5

Amounts attributable to Brink’s:
Income from continuing operations	$9.2	16.1	22.8	27.8	75.9	10.6
Diluted EPS - continuing operations	0.19	0.33	0.46	0.57	1.55	0.22

Non-GAAP & Adjusted Non-GAAP(f) Results Reconciled to GAAP

a) To eliminate currency exchange losses related to Venezuela. See (e) below.
b) To eliminate employee benefit settlement losses in Mexico.
c) To eliminate expenses related to U.S. retirement plans.
d) To adjust effective income tax rate in the interim period to be equal to the midpoint of the estimated range of the full-year Non-GAAP effective income tax rate. The midpoint of the estimated range of the full-year non-GAAP effective tax rate for
 2014 is 37.5%.
e) Effective March 24, 2014, Brink’s began remeasuring its Venezuelan operating results using currency exchange rates reported under a newly established currency exchange process in Venezuela (the “SICAD II process”). The rate published for this process averaged 51 for the last 7 days in March 2014 and was 50 at March 31, 2014. This adjustment reflects a hypothetical remeasurement of Brink’s Venezuela’s first quarter 2014 revenue and operating results using a rate of 50 bolivars to the U.S. dollar, which approximates the rate observed in the new SICAD II currency exchange process in March 2014.
f) Non-GAAP results adjusted for Venezuelan results at 50 bolivars per U.S. dollar.
Amounts may not add due to rounding.

	GAAP Basis	Net Monetary Asset Re- measurement Losses in Venezuela (a)	Employee Benefit Settlement Losses (b)	U.S. Retirement Plans (c)	Adjust Income Tax Rate (d)	Non-GAAP Basis	Adjust Venezuela to 50 Bolivars to the U.S. Dollar (e)	Adjusted Non- GAAP Basis (f)

	First Quarter 2014
Revenues:
Latin America	$438.4	-	-	-	-	438.4	(113.1)	325.3
EMEA	298.0	-	-	-	-	298.0	-	298.0
North America	220.1	-	-	-	-	220.1	-	220.1
Asia Pacific	35.1	-	-	-	-	35.1	-	35.1
Revenues	$991.6	-	-	-	-	991.6	(113.1)	878.5

Operating profit:
Latin America	$(74.8)	121.9	0.9	-	-	48.0	(29.8)	18.2
EMEA	14.8	-	-	-	-	14.8	-	14.8
North America	1.1	-	-	1.2	-	2.3	-	2.3
Asia Pacific	4.4	-	-	-	-	4.4	-	4.4
Segment operating profit	(54.5)	121.9	0.9	1.2	-	69.5	(29.8)	39.7
Non-segment	(18.0)	-	-	4.8	-	(13.2)	-	(13.2)
Operating profit	$(72.5)	121.9	0.9	6.0	-	56.3	(29.8)	26.5

Amounts attributable to Brink’s:
Income from continuing operations	$(58.4)	74.0	0.6	3.8	1.2	21.2	(10.6)	10.6
Diluted EPS - continuing operations	(1.19)	1.51	0.01	0.08	0.02	0.43	(0.22)	0.22

Non-GAAP & Adjusted Non-GAAP(g) Results Reconciled to GAAP

	GAAP Basis	Gains and Losses on Acquisitions and Dispositions (a)	Net Monetary Asset Re- measurement Losses in Venezuela (b)	Employee Benefit Settlement Losses (c)	U.S. Retirement Plans (d)	Adjust Income Tax Rate (e)	Non-GAAP Basis	Adjust Venezuela to 50 Bolivars to the U.S. Dollar (f)	Adjusted Non-GAAP Basis (g)

	First Quarter 2013
Revenues:
Latin America	$412.9	-	-	-	-	-	412.9	(84.5)	328.4
EMEA	277.8	-	-	-	-	-	277.8	-	277.8
North America	223.2	-	-	-	-	-	223.2	-	223.2
Asia Pacific	36.6	-	-	-	-	-	36.6	-	36.6
Revenues	$950.5	-	-	-	-	-	950.5	(84.5)	866.0

Operating profit:
Latin America	$23.4	-	13.4	0.3	-	-	37.1	(19.5)	17.6
EMEA	8.6	-	-	-	-	-	8.6	-	8.6
North America	(2.0)	-	-	-	2.9	-	0.9	-	0.9
Asia Pacific	4.3	-	-	-	-	-	4.3	-	4.3
Segment operating profit	34.3	-	13.4	0.3	2.9	-	50.9	(19.5)	31.4
Non-segment	(17.0)	(1.1)	-	-	10.5	-	(7.6)	-	(7.6)
Operating profit	$17.3	(1.1)	13.4	0.3	13.4	-	43.3	(19.5)	23.8

Amounts attributable to Brink’s:
Income from continuing operations	$2.9	(1.1)	8.4	0.2	8.2	0.1	18.7	(9.5)	9.2
Diluted EPS - continuing operations	0.06	(0.02)	0.17	-	0.17	-	0.38	(0.19)	0.19
Amounts may not add due to rounding. See page 38 for notes.

Non-GAAP & Adjusted Non-GAAP(g) Results Reconciled to GAAP

	GAAP Basis	Gains and Losses on Acquisitions and Dispositions (a)	Net Monetary Asset Re- measurement Losses in Venezuela (b)	Employee Benefit Settlement Losses (c)	U.S. Retirement Plans (d)	Adjust Income Tax Rate (e)	Non-GAAP Basis	Adjust Venezuela to 50 Bolivar to the U.S. Dollar (f)	Pro Forma Non-GAAP Basis

	Second Quarter 2013
Revenues:
Latin America	$413.6	-	-	-	-	-	413.6	(83.9)	329.7
EMEA	293.4	-	-	-	-	-	293.4	-	293.4
North America	226.3	-	-	-	-	-	226.3	-	226.3
Asia Pacific	36.6	-	-	-	-	-	36.6	-	36.6
Revenues	$969.9	-	-	-	-	-	969.9	(83.9)	886.0

Operating profit:
Latin America	$24.4	-	-	0.5	-	-	24.9	(10.1)	14.8
EMEA	18.7	-	-	-	-	-	18.7	-	18.7
North America	6.3	-	-	-	2.9	-	9.2	-	9.2
Asia Pacific	5.0	-	-	-	-	-	5.0	-	5.0
Segment operating profit	54.4	-	-	0.5	2.9	-	57.8	(10.1)	47.7
Non-segment	(21.6)	-	-	-	10.2	-	(11.4)	-	(11.4)
Operating profit	$32.8	-	-	0.5	13.1	-	46.4	(10.1)	36.3

Amounts attributable to Brink’s:
Income from continuing operations	$13.2	-	-	0.4	7.7	1.5	22.8	(6.7)	16.1
Diluted EPS - continuing operations	0.27	-	-	0.01	0.16	0.03	0.47	(0.14)	0.33
Amounts may not add due to rounding. See page 38 for notes.

Non-GAAP & Adjusted Non-GAAP(g) Results Reconciled to GAAP

	GAAP Basis	Gains and Losses on Acquisitions and Dispositions (a)	Net Monetary Asset Re- measurement Losses in Venezuela (b)	Employee Benefit Settlement Losses (c)	U.S. Retirement Plans (d)	Adjust Income Tax Rate (e)	Non-GAAP Basis	Adjust Venezuela to 50 Bolivars to the U.S. Dollar (f)	Adjusted Non-GAAP Basis (g)

	Third Quarter 2013
Revenues:
Latin America	$423.8	-	-	-	-	-	423.8	(100.1)	323.7
EMEA	301.2	-	-	-	-	-	301.2	-	301.2
North America	222.5	-	-	-	-	-	222.5	-	222.5
Asia Pacific	34.9	-	-	-	-	-	34.9	-	34.9
Revenues	$982.4	-	-	-	-	-	982.4	(100.1)	882.3

Operating profit:
Latin America	$42.8	-	-	0.8	-	-	43.6	(21.9)	21.7
EMEA	32.1	-	-	-	-	-	32.1	-	32.1
North America	0.2	-	-	-	2.9	-	3.1	-	3.1
Asia Pacific	4.8	-	-	-	-	-	4.8	-	4.8
Segment operating profit	79.9	-	-	0.8	2.9	-	83.6	(21.9)	61.7
Non-segment	(20.7)	(0.9)	-	-	10.3	-	(11.3)	-	(11.3)
Operating profit	$59.2	(0.9)	-	0.8	13.2	-	72.3	(21.9)	50.4

Amounts attributable to Brink’s:
Income from continuing operations	$29.8	(0.9)	-	0.6	7.7	(1.8)	35.4	(12.6)	22.8
Diluted EPS - continuing operations	0.61	(0.02)	-	0.01	0.16	(0.04)	0.72	(0.26)	0.46
Amounts may not add due to rounding. See page 38 for notes.

Non-GAAP & Adjusted Non-GAAP(g) Results Reconciled to GAAP

	GAAP Basis	Gains and Losses on Acquisitions and Dispositions (a)	Net Monetary Asset Re- measurement Losses in Venezuela (b)	Employee Benefit Settlement Losses (c)	U.S. Retirement Plans (d)	Adjust Income Tax Rate (e)	Non-GAAP Basis	Adjust Venezuela to 50 Bolivars to the U.S. Dollar (f)	Adjusted Non-GAAP Basis (g)

	Fourth Quarter 2013
Revenues:
Latin America	$470.4	-	-	-	-	-	470.4	(123.0)	347.4
EMEA	305.9	-	-	-	-	-	305.9	-	305.9
North America	226.4	-	-	-	-	-	226.4	-	226.4
Asia Pacific	36.7	-	-	-	-	-	36.7	-	36.7
Revenues	$1,039.4	-	-	-	-	-	1,039.4	(123.0)	916.4

Operating profit:
Latin America	$59.3	2.2	-	0.9	-	-	62.4	(23.3)	39.1
EMEA	22.1	-	-	-	-	-	22.1	-	22.1
North America	0.2	-	-	-	2.9	-	3.1	-	3.1
Asia Pacific	2.6	0.9	-	-	-	-	3.5	-	3.5
Segment operating profit	84.2	3.1	-	0.9	2.9	-	91.1	(23.3)	67.8
Non-segment	(21.8)	(0.8)	-	-	10.3	-	(12.3)	-	(12.3)
Operating profit	$62.4	2.3	-	0.9	13.2	-	78.8	(23.3)	55.5

Amounts attributable to Brink’s:
Income from continuing operations	$26.0	4.0	-	0.6	8.2	0.2	39.0	(11.2)	27.8
Diluted EPS - continuing operations	0.53	0.08	-	0.01	0.17	-	0.79	(0.23)	0.57
Amounts may not add due to rounding. See page 38 for notes.

Non-GAAP & Adjusted Non-GAAP(g) Results Reconciled to GAAP

	GAAP Basis	Gains and Losses on Acquisitions and Dispositions (a)	Net Monetary Asset Re- measurement Losses in Venezuela (b)	Employee Benefit Settlement Losses (c)	U.S. Retirement Plans (d)	Adjust Income Tax Rate (e)	Non-GAAP Basis	Adjust Venezuela to 50 Bolivars to the U.S. Dollar (f)	Adjusted Non-GAAP Basis (g)

	Full Year 2013
Revenues:
Latin America	$1,720.7	-	-	-	-	-	1,720.7	(391.5)	1,329.2
EMEA	1,178.3	-	-	-	-	-	1,178.3	-	1,178.3
North America	898.4	-	-	-	-	-	898.4	-	898.4
Asia Pacific	144.8	-	-	-	-	-	144.8	-	144.8
Revenues	$3,942.2	-	-	-	-	-	3,942.2	(391.5)	3,550.7

Operating profit:
Latin America	$149.9	2.2	13.4	2.5	-	-	168.0	(74.8)	93.2
EMEA	81.5	-	-	-	-	-	81.5	-	81.5
North America	4.7	-	-	-	11.6	-	16.3	-	16.3
Asia Pacific	16.7	0.9	-	-	-	-	17.6	-	17.6
Segment operating profit	252.8	3.1	13.4	2.5	11.6	-	283.4	(74.8)	208.6
Non-segment	(81.1)	(2.8)	-	-	41.3	-	(42.6)	-	(42.6)
Operating profit	$171.7	0.3	13.4	2.5	52.9	-	240.8	(74.8)	166.0

Amounts attributable to Brink’s:
Income from continuing operations	$71.9	2.0	8.4	1.8	31.8	-	115.9	(40.0)	75.9
Diluted EPS - continuing operations	1.47	0.04	0.17	0.04	0.65	-	2.37	(0.82)	1.55
Amounts may not add due to rounding. See page 38 for notes.

Non-GAAP & Adjusted Non-GAAP(g) Footnotes

a) To eliminate:
 • a $1.1 million adjustment in the first quarter of 2013 to the amount of gain recognized on a 2010 business acquisition in Mexico as a result of a favorable adjustment to the purchase price received in the first quarter of 2013.
 • $1.7 million of adjustments in the third and fourth quarters of 2013 primarily related to the January 2013 acquisition of
 Rede Trel in Brazil.
 • $3.1 million in adjustments in the fourth quarter of 2013 related to the increase in a loss contingency assumed in the
 2010 Mexico acquisition and the impairment of an intangible asset acquired in the 2009 India acquisition.
 • a $2.6 million tax adjustment related to the Belgium disposition.
b) To eliminate currency exchange losses related to a 16% devaluation of the official exchange rate in Venezuela from 5.3 to 6.3 bolivars to the U.S. dollar in February 2013.
c) To eliminate employee benefit settlement losses in Mexico.
d) To eliminate expenses related to U.S. retirement plans.
e) To adjust effective income tax rate in the interim period to be equal to the full-year Non-GAAP effective income tax rate. The full-year Non-GAAP effective tax rate for 2013 is 33.3%.
f) Effective March 24, 2014, Brink’s began remeasuring its Venezuelan operating results using currency exchange rates reported under a newly established currency exchange process in Venezuela (the “SICAD II process”). The rate published for this process averaged 51 for the last 7 days in March 2014 and was 50 at March 31, 2014. This adjustment reflects a hypothetical remeasurement of Brink’s Venezuela’s 2013 revenue and operating results using a rate of 50 bolivars to the U.S. dollar, which approximates the rate observed in the new SICAD II currency exchange process in March 2014.  Losses that would have been recognized in 2013 had Brink’s used a rate of 50 bolivars to the U.S. dollar to remeasure its net monetary assets have been excluded from this adjustment and the Adjusted Non-GAAP results.
g) Non-GAAP results adjusted for Venezuelan results at 50 bolivars per U.S. dollar.

Non-GAAP Reconciliations - Cash Flows

(a)  To eliminate the change in the balance of customer obligations related to cash received and processed in certain of our Cash Management
      Services operations. The title to this cash transfers to us for a short period of time. The cash is generally credited to customers’ accounts the following day and we do not consider it as available for general corporate purposes in the management of our liquidity and capital resources.
(b)  To eliminate cash flows related to our discontinued operations.

Non-GAAP cash flows from operating activities is a supplemental financial measure that is not required by, or presented in accordance with
GAAP. The purpose of the Non-GAAP cash flows from operating activities is to report financial information excluding the impact of cash received and processed in certain of our secure Cash Management Service operations and without cash flows from discontinued operations.  Brink’s believes these measures are helpful in assessing cash flows from operations, enable period-to-period comparability and are useful in predicting future operating cash flows. Non-GAAP cash flows from operating activities should not be considered as an alternative to cash flows from operating activities determined in accordance with GAAP and should be read in conjunction with our consolidated statements of cash flows.

	First Quarter
	2014	2013
Cash flows from operating activities - GAAP	$30.6	$3.3
Decrease (increase) in certain customer obligations (a)	(6.4)	(16.8)
Cash outflows (inflows) related to discontinued operations (b)	(1.0)	7.5

Cash flows from operating activities - Non-GAAP	$23.2	$(6.0)

	March 31,	December 31,
	2014	2013
Debt:

Long-term debt	421.6	355.1

Less:
Cash and cash equivalents	201.5	255.5
Amounts held by Cash Management Services operations (a)	(36.8)	(31.3)
Cash and cash equivalents available for general corporate purposes	164.7	224.2

Net Debt	$316.2	211.8
Non-GAAP Reconciliations - Net Debt

(a)  Title to cash received and processed in certain of our Cash Management Services operations transfers to us for a short period of time.
      The cash is generally credited to customers’ accounts the following day and we do not consider it as available for general corporate purposes in the management of our liquidity and capital resources and in our computation of Net Debt.

Net Debt is a supplemental financial measure that is not required by, or presented in accordance with GAAP. We use Net Debt as a measure of our financial leverage. We believe that investors also may find Net Debt to be helpful in evaluating our financial leverage. Net Debt should not be considered as an alternative to Debt determined in accordance with GAAP and should be reviewed in conjunction with our consolidated balance sheets. Set forth above is a reconciliation of Net Debt, a Non-GAAP financial measure, to Debt, which is the most directly comparable financial measure calculated and reported in accordance with GAAP. Net Debt excluding cash and debt in Venezuelan operations was $331 million at
March 31, 2014, and $306 million at December 31, 2013.

The Brink’s Company
First-Quarter 2014 Earnings
Conference Call
 NYSE:BCO
 April 24, 2014